EXHIBIT 10

                                 AMENDMENT NO. 8
                                       TO
                              TRANSACTION AGREEMENT

      This Amendment No. 8 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, and by Amendment No. 7 dated as of August 1, 2000 (the "Original Agreement"), is made as of December 20, 2000, among Choice One Communications Inc. (the "Corporation") and the persons listed on the signature pages hereto.

      WHEREAS, Section 4.08 of the Original Agreement contemplates that so long as MSCP holds more than 30% of the aggregate outstanding Investor Equity and Management Equity of the Corporation that it will have the right to select the Corporation's financial adviser and lead manager for all securities offerings; and

      WHEREAS, the parties now desire to amend the Original Agreement to permit the Corporation to select its own financial advisers and lead managers;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. Deletion of Section 4.08. Section 4.08 is hereby deleted in its entirety from the Original Agreement.

      SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

      SECTION 4. Effectiveness; Effect Of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

      SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                     CHOICE ONE COMMUNICATIONS INC.

                                     BY: /S/ STEVEN M. DUBNIK
                                     ---------------------------------
                                     Steven M. Dubnik
                                     Its: Chairman and Chief Executive Officer

                                     MANAGEMENT MEMBERS

                                     /S/ STEVE M. DUBNIK
                                     ---------------------------------
                                     Steve M. Dubnik, as a Management
                                     Member and as Chief Executive Officer of
                                     Choice One Communications Inc.

                                     /S/ MAE SQUIER-DOW
                                     ---------------------------------
                                     Mae Squier-Dow


                                     /S/ KEVIN DICKENS
                                     ---------------------------------
                                     Kevin Dickens


                                 (Page 13 of 17)

                                     /S/ PHILIP YAWMAN
                                     ---------------------------------
                                     Philip Yawman

                                     /S/ AJAY SABHERWAL
                                     ---------------------------------
                                     Ajay Sabherwal

                                     /S/ ELIZABETH ELLIS
                                     ---------------------------------
                                     Elizabeth Ellis

                                     /S/ JOSEPH CALZONE
                                     ---------------------------------
                                     Joseph Calzone

                                     /S/ MICHELLE PARODA
                                     ---------------------------------
                                     Michelle Paroda

                                     /S/ LINDA CHAPMAN
                                     ---------------------------------
                                     Linda Chapman

                                     /S/ JOHN ZIMMER
                                     ---------------------------------
                                     John Zimmer

                                     /S/ DAVID FITTS
                                     ---------------------------------
                                     David Fitts

                                     /S/ KENNETH OKOLOWICZ
                                     ---------------------------------
                                     Kenneth Okolowicz

                                     /S/ DANIEL K. ILES
                                     ---------------------------------
                                     Daniel K. Iles

                                     /S/ MICHAEL D'ANGELO
                                     ---------------------------------
                                     Michael D'Angelo

                                     /S/ ROBERT MERRILL
                                     ---------------------------------
                                     Robert Merrill

                                     /S/ KIM ROBERT SCOVILL
                                     ---------------------------------
                                     Kim Robert Scovill

                                     /S/ JOSEPH SCHAAL
                                     ---------------------------------
                                     Joseph Schaal

                                     /S/ ERIC PETERSON
                                     ---------------------------------
                                     Eric Peterson

                                     /S/ JAMES CURRIE
                                     James Currie
                                     ---------------------------------

                                     /S/ ROBERT BAILEY
                                     ---------------------------------
                                     Robert Bailey

                                     /S/ SCOTT DEVERELL
                                     ---------------------------------
                                     Scott Deverell

                                     /S/ NANCY FARRELL
                                     ---------------------------------
                                     Nancy Farrell


                                 (Page 14 of 17)

                                     /S/ PAMELA HUBER-HAUCK
                                     ---------------------------------
                                     Pamela Huber-Hauck

                                     /S/ CARLA VACCARO
                                     ---------------------------------
                                     Carla Vaccaro


                                     INVESTOR MEMBERS

                                     MORGAN STANLEY CAPITAL
                                     PARTNERS III, L.P.
                                     By MSCP III, LLC, its general  partner
                                     By Morgan Stanley  Capital  Partners III,
                                     Inc., its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------
                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its ________________________________

                                     MSCP III 892 INVESTORS, L.P.
                                     By MSCP III, LLC, its general partner
                                     By Morgan Stanley Capital Partners III,
                                     Inc., its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------
                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its
                                        ---------------------------------


                                     MORGAN STANLEY CAPITAL
                                     INVESTORS, L.P.
                                     By MSCP III, LLC, its general  partner
                                     By Morgan Stanley  Capital  Partners III,
                                     Inc., its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------

                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its
                                        ---------------------------------


                                 (Page 15 of 17)

                                     MORGAN STANLEY DEAN WITTER
                                     CAPITAL PARTNERS IV, L.P.
                                     By MSDW Capital Partners IV, LLC, its
                                     general partner
                                     By MSDW Capital Partners IV, Inc.,
                                     its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------
                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its
                                        ---------------------------------


                                     MSDW IV 892 INVESTORS, L.P.
                                     By MSDW Capital Partners IV, LLC, its
                                     general partner
                                     By MSDW Capital Partners IV, Inc.,
                                     its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------
                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its
                                        ---------------------------------


                                     MORGAN STANLEY DEAN WITTER
                                     CAPITAL INVESTORS IV, L.P.
                                     By MSDW Capital  Partners IV LLC, its
                                     general partner By MSDW Capital  Partners
                                     IV, Inc., its Member

                                     BY /S/ JOHN B. EHRENKRANZ
                                        ---------------------------------
                                     Its
                                        ---------------------------------

                                     BY /S/ MICHAEL M. JANSON
                                        ---------------------------------
                                     Its
                                        ---------------------------------


                                     CHISHOLM PARTNERS III, L.P.
                                     By Silverado III, L.P., its General Partner
                                     By Silverado III Corp., its General Partner

                                     BY /S/ ROBERT M. VAN DEGNA
                                        ---------------------------------
                                     Robert M. Van Degna
                                     Chairman & CEO


                                     KENNEDY PLAZA PARTNERS

                                     BY /S/ ROBERT M. VAN DEGNA
                                        ---------------------------------
                                     Robert M. Van Degna
                                     Managing General Partner


                                     FLEET VENTURE RESOURCES, INC.

                                     BY /S/ ROBERT M. VAN DEGNA
                                        ---------------------------------
                                     Robert M. Van Degna
                                     Chairman & CEO
                                     FLEET EQUITY PARTNERS VI, L.P.
                                     By Fleet Growth Resources II, Inc., its
                                     General Partner


                                 (Page 16 of 17)

                                     BY /S/ ROBERT M. VAN DEGNA
                                        ---------------------------------
                                        Robert M. Van Degna
                                        Chairman & CEO


                                     WALLER-SUTTON MEDIA PARTNERS, L.P.
                                     By Waller Sutton Media, L.L.C.
                                     its general partner

                                     BY /S/ BRUCE HERNANDEZ
                                        ---------------------------------
                                        Bruce Hernandez
                                        Chief Executive Officer


                                     FIRST UNION CAPITAL PARTNERS, INC.
                                     By:
                                        ---------------------------------
                                     Its: ________________________________


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION

                                     By:
                                        ---------------------------------
                                     Its: ________________________________


                                     CARAVELLE INVESTMENT FUND, L.L.C.
                                     By Caravelle Advisors, L.L.C.,
                                     as Investment Manager and
                                     Attorney In Fact

                                     By:
                                        ---------------------------------
                                     Its: ________________________________


                                     ROYCE J. HOLLAND

                                     /S/ ROYCE J. HOLLAND
                                     ---------------------------------
                                     Royce J. Holland


                                     R. PHILIP SILVER

                                     /S/ R. PHILIP SILVER
                                     ---------------------------------
                                     R. Philip Silver


                            - Page 17 of 17 Pages -